SUBSCRIPTION AND DEBT CONVERSION AGREEMENT
                                     BETWEEN
                              VITECH AMERICA, INC.
                                       AND
                          AVANCE TECHNOLOGIES USA INC.



                   SUBSCRIPTION AND DEBT CONVERSION AGREEMENT
                   ------------------------------------------


Vitech America, Inc.
2190 NW 89th Place
Miami, FL 33172

Gentlemen:

         The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers (the "Offer") to purchase share(s) of common stock of Vitech America, Inc. (the "Company") in satisfaction of certain debts owed by the Company to the undersigned.

1.       Subscription
         ------------

         Subject to the terms and conditions hereinafter set forth in this Subscription and Debt Conversion Agreement ("Agreement"), the undersigned hereby offers to purchase 29,091 shares of the Company's common stock (the "Shares"), for $6.1875 per share, or an aggregate purchase price of $180,000.56 (the "Purchase Price").

                  If the offer is accepted, the Shares shall be paid for by the conversion of $180,000.56 of indebtedness (the "Indebtedness") of the Company to the undersigned.

2.       Conditions to Offer
         -------------------

         Acceptance of this Offer shall be deemed given by the countersigning of this Agreement on behalf of the Company.

3.       Satisfaction of Indebtedness
         ----------------------------

         Upon acceptance of this Agreement by the Company and issuance of the Shares to the undersigned, the Indebtedness shall be fully satisfied and the Company shall have no further obligation for the Indebtedness.

4.       Representations and Warranties of the Undersigned
         -------------------------------------------------

         The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

         (A) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

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

         (B) The undersigned represents that it is an Accredited Investor as that term is defined in Regulation D promulgated under the Act. In general, an "accredited investor" is an organization described in Section 501(c)(8) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or company, not formed for the specific purpose of acquiring the securities offered, with assets in excess of $5,000,000.


         (C) IThe Company has not made any representations or warranties to the undersigned with respect to the Company, its profitability or future performance or rendered any investment advice except as contained herein.

         (D) The undersigned has not authorized any person or institution to act as its Purchaser Representative (as that term is defined in Regulation D) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters that it is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers as it has deemed appropriate to assist the undersigned in evaluating its proposed investment in the Company.

         (E) The undersigned represents that it (i) has adequate means of providing for its current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required and
(b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

         (F) The undersigned has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting in its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed itself of such opportunity to the extent it considers appropriate in order to permit it to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

         (G) The undersigned acknowledges that the Shares have not been registered under the Act in reliance on an exemption for transactions by an issuer not involving a public offering.

         (H) The undersigned further acknowledges that this Offer has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

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

         (I) The Shares being subscribed for are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, the undersigned means that no other person has a beneficial interest in the Shares subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Shares, except in compliance with the provisions of the Act and applicable state securities laws and understands that the Shares are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Act.

         (J) The undersigned understands that sales of the Shares may be subject to restrictions imposed under state securities laws. The undersigned further represents and agrees that the undersigned will not sell, transfer, pledge or otherwise dispose of or encumber the Shares, except pursuant to the applicable rules and regulations under applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, the undersigned will, if requested, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under applicable state securities laws is not required.

         (K) The undersigned hereby agrees that the Company may place the following or similar legend on the face of the certificates evidencing Shares if required in compliance with state securities laws:

                  "These securities have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under any applicable federal and state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration is available."

         (L) The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (K) inclusive of this Section 4, are true as of the date hereof and shall survive such date.

5.       Registration Rights
         -------------------

         The Company shall prepare and file with the Securities and Exchange Commission within 30 days of the date hereof, a Registration Statement on Form S-3 (or if the Company is not eligible to register for resale of the Shares on Form S-3, such registration shall be on another appropriate form in accordance herewith) in accordance with the method or methods of distribution thereof as specified by the undersigned, and use its best efforts to cause the Registration Statement to become effective within 90 days of the date hereof and remain effective. The Company will be responsible to pay for all registration costs and fees including all related attorney, auditor or other expenses.

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

         Should the Registration Statement not become effective within 90 day of the date hereof, the Company shall be required to pay to the undersigned a fee of $5,000.00 for a 30 day extension (the "Extension Period") to use its best efforts to cause the Registration Statement to become effective. During the Extension Period, interest at the annualized rate of 18% percent shall accrue on the Purchase Price of the Shares. If the Registration Statement does not become effective by the end of the Extension Period, the undersigned shall have the right to require the Company to repurchase all of the Shares at a purchase price equal to the Purchase Price plus the accrued interest during the Extension Period.

6.       Indemnification
         ---------------

         The undersigned understands that the Shares acquired pursuant to this Agreement are being issued without registration under the Act and applicable state securities laws in reliance upon the exemption for transactions by an issuer not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein; that the Company will rely on such representations in accepting this Offer for the Shares; and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorney's fees, sustained as a result of any misrepresentation, misstatement or omission on the undersigned's part.

7.       State Legend
         ------------

         FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

8.       No Waiver
         ---------

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         Notwithstanding any of the representations, warranties,
acknowledgements or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

9.       Revocation
         ----------

         The undersigned agrees that he shall not cancel, terminate or revoke this Agreement or any agreement the undersigned made hereunder, and that this Agreement shall survive the death or disability of the undersigned.

10.      Miscellaneous
         -------------

         (A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at its address set forth below and to Vitech America, Inc.

         (B) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.


         (C) The provisions of this Agreement shall survive the execution and acceptance hereof.


11.      Certification
         -------------

         The undersigned certifies that he has read this entire Agreement and that every statement on his part made and set forth herein is true and complete.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]



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




IN WITNESS WHEREOF, the undersigned has executed this Subscription and Debt Conversion Agreement on the date his signature has been subscribed and sworn to below.

                                            AVANCE TECHNOLOGIES USA, INC..




                                            /s/ Ieneke The Yoe
                                            ---------------------
                                            Name: Ieneke The Yoe
                                            Its: Vice President


The Shares are
To be issued as follows:                    Avance Technologies USA Inc.
                                            3550 Wilshire Blvd., Suite# 660
                                            Los Angeles, CA 90010




Accepted as of the 15 day
of June, 2000


VITECH AMERICA, INC.



By: /s/ Edward Kelly
    ----------------------------------------
    Edward A. Kelly, Chief Financial Officer




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